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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                 -----------


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)           JUNE 20, 1997
                                                --------------------------------



                      IMC HOME EQUITY LOAN TRUST 1997-2
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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          NEW YORK                 333-4911-01                  13-3902498
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(STATE OR OTHER JURISDICTION      (COMMISSION                (IRS EMPLOYER
     OF INCORPORATION)            FILE NUMBER)             IDENTIFICATION NO.)

C/O THE CHASE MANHATTAN BANK
STRUCTURED FINANCE SERVICES
450 WEST 33RD STREET, NEW YORK, NY                             10001-2697
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (813) 932-2211
                                                  ------------------------------

                                  NO CHANGE
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        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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Item 5.       Other Events.

              On June 20, 1997 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of May, 1997 dated June 20, 1997 attached hereto as Exhibit 19 is hereby incorporated by reference.

              In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of May, 1997 was $162,728.28.




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Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a)           Not applicable

(b)           Not applicable

(c)           Exhibits.

19.    Trustee's Monthly Servicing Report for the month of May, 1997.




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         By: IMC SECURITIES, INC.,
                                             As Depositor

                                         By: /s/ Thomas G. Middleton
                                             -----------------------------------
                                             Thomas G. Middleton
                                             President, Chief Operating Officer,
                                             Assistant Secretary and Director

                                         By: /s/ Stuart D. Marvin
                                             -----------------------------------
                                             Stuart D. Marvin
                                             Chief Financial Officer

Dated: June 20, 1997




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                                EXHIBIT INDEX

Exhibit No. Description                                            Page No.

19.      Trustee's Monthly Servicing Report                            6
         for the Month of May, 1997.                                 -----





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